MORGAN FUNSHARES ANNUAL REPORT - LETTER TO SHARHOLDERS



Dear Fellow Shareholder:

The  basic  principles of this fund are showing positive results.   These  basic
principles are as follows:

Following the success of Warren Buffet, we buy and hold. Fun Shares has not yet sold any of its holdings.

We have so far purchased shares in companies with low priced, habit-forming commodities and good trade names; the purpose being to have a fund that lasts through the years.

Since we are not selling investments, there are not funds available to buy shares in new companies. This reduces the cost of transaction costs.

Although the fund is small, it has attracted a lot of attention. In fact, Sir John Templeton, the founder of The Templeton Funds, wrote me a personal note congratulating me on the fact for a moment at least Fun Shares was the outstanding performer in the closed-end mutual fund category.

Sincerely,


/s/ Burton D. Morgan

Burton D. Morgan
Morgan FunShares, Inc.

Schedule of Investments
December 31,1998


                                                   Current    % of
Shares/Units                           Cost         Value    Assets
Beverage Alcoholic
  6,000 Anheuser Busch                101,236      393,750
 10,000 Seagrams                      246,643      380,000
                                      347,879      773,750   8.53%
Beverage Non-Alcoholic
  8,000 Coca Cola                     113,295      536,000
 10,000 PepsiCo                       142,480      408,750
                                      255,775      944,750  10.41%
Consumer Products - Retail
  4,000 Eastman Kodak                 192,390      288,000
  3,000 Fortune Brands                 88,421       94,875
                                      280,811      382,875   4.22%
Consumer Products - Paper
  8,000 Kimberly Clark                126,220      436,000   4.81%

Consumer Products - Food
    480 EarthGrains                     4,218       14,850
  3,200 McDonalds                     141,680      245,800
  6,000 RJR Nabisco                   203,925      178,125
  1,000 Tricon Global Restaurants*     11,708       50,125
  5,000 Wrigley Co.                   230,330      447,813
                                      591,861      936,713  10.33%
Drugs & Toiletries
 10,000 Carter Wallace                126,301      196,875   2.17%

Entertainment
 10,344 AMC Entertainment             133,490      217,870
  5,000 Harrah's Entertainment*        93,851       78,438
    400 Schweitzer-Mauduit              3,529        6,175
 20,000 Time Warner                   206,446    1,241,250
  9,000 Walt Disney                   123,565      270,000
                                      560,881    1,813,733  19.99%
Gaming
 11,000 Circus Circus Enterprises*    292,182      124,437
 10,000 International Gaming Tech     225,628      243,125
                                      517,810      367,562   4.05%
Healthcare Products
  6,000 Bristol Myers Squibb          161,167      802,875
  8,000 Gillette Co.                  167,590      382,500
 12,000 Johnson & Johnson             202,705    1,006,500
                                      531,462    2,191,875  24.16%
Tobacco
  3,000 Gallaher Group PLC             51,529       81,562
 15,000 Phillip Morris                243,684      802,500
                                      295,213      884,062   9.75%

        Total of Securities**      $3,634,213   $8,928,195  98.42%


112,508 Star Bank Treasury            112,508      112,508   1.24%

        Total Investments          $3,746,721   $9,040,703  99.66%


        Other Assets Less Liabilities               31,053   0.34%

        Net Assets Equivalent to $7.71 per
         share on  1,175,990 shares of capital
         stock outstanding                      $9,071,756 100.00%





*   Non Income Producing

** Identified cost equals tax basis of securities. Realized losses on investments expire in 2002 ($16,097),2003 ($26,492) and 2005 ($113,600).

  The Accompanying Notes are an Integral part of the Financial

Morgan FunShares, Inc.

                                               Statement of Assets & Liabilities
                                                               December 31, 1998

              Assets:
                 Investment Securities at Market Value               $9,040,703
                   (Identified Cost - $3,746,721)                           100
                 Cash
                 Receivables:
                  Dividends and Interest                                 15,096
                  From related party                                     42,193
                       Total Assets                                   9,098,092
              Liabilities
                 Payables:                                               26,336
                   Accrued expenses                                      26,336
                       Total Liabilities                              9,071,756
              Net Assets
              Net Assets Consist of:
                 Capital Paid In                                      3,934,193
                 Undistributed Net Investment Income                          0
                 Accumulated Realized (Loss) on Investments - Net      (156,419)
                 Unrealized Appreciation in Value of Investments
                   Based on Identified Cost - Net                     5,293,982
              Net Assets, for 1,175,990 Shares Outstanding           $9,071,756
              Net Asset Value ($9,071,756/1,175,990)                      $7.71

                                                         Statement of Operations
                                                               December 31, 1998

              Investment Income:
                   Dividends                                              3,472
                   Interest                                             123,911
                       Total  Investment Income                         127,383
              Expenses
                   Registration Expense                                   9,633
                   Trustee Fees (Note 3)                                  2,000
                   Accounting and Pricing                                39,929
                   Custody                                                5,792
                   Audit                                                  9,777
                   Legal                                                 32,013
                   Management Fees (Note 2)                              84,730
                   Printing & Other Miscellaneous                        13,432
                       Total Expenses                                   197,306
                   Reimburse of Management Fees (Note 2)                (34,827)
                       Total Expenses (after reimbursement)             162,479
              Net Investment Income (Loss)                              (35,096)


              Realized Gain (Loss) on Investments                             0
              Unrealized Gain (Loss) from Appreciation
                (Depreciation) on Investments                         1,473,215
              Net Realized and Unrealized Gain
                (Loss) on Investments                                 1,473,215

              Net Increase (Decrease) in Net Assets from Operations  $1,438,119

    The Accompanying Notes are an Integral Part of the Financial Statements.

Morgan FunShares, Inc.

                                              Statement of Changes in Net Assets
                                                               December 31, 1998

                                                       01/01/98       01/01/97
                                                          to             to
                                                       12/31/98       12/31/97
From Operations:
     Net Investment Income                              (35,096)       $40,398
     Net Realized Gain (Loss) on Investments                  0       (113,600)
     Net Unrealized Appreciation (Depreciation)       1,473,215      1,437,098
     Increase (Decrease) in Net Assets
       from Operations                                1,438,119      1,363,896
From Distributions to Shareholders
     Net Investment Income                                    0        (40,395)
     Net Realized Gain (Loss) from
       Security Transactions                                  0              0
     Net  Increase (Decrease) from Distributions              0        (40,395)
From Capital Share Transactions:
     Proceeds From Sale of  0 Shares                          0              0
     Cost of Shares Retired                                   0              0
                                                              0              0
Net Increase in Net Assets                           $1,438,119     $1,323,501
Net Assets at Beginning of Period (including
    undistributed net investment income of $0).      $7,633,637     $6,310,136
Net Assets at End of Period (including
    undistributed net investment income of $0)       $9,071,756     $7,633,637


                                                            Financial Highlights

Selected data for a share of common stock outstanding throughout the period:

                                                        01/01/98   1/01/97*    1/01/96*    1/01/95*    6/22/94*
                                                           to         to          to          to          to
                                                        12/31/98   12/31/97    12/31/96    12/31/95    12/31/94
Net Asset Value Beginning of Period                      $6.49      $5.37       $4.67       $3.66       $3.65
Net Investment Income                                    (0.03)      0.04       (0.04)       0.03        0.02
Net Gains or Losses on Securities
   (realized and unrealized)                              1.25       1.12        0.74        1.01        0.01
Total from Investment Operations                          1.22       1.16        0.70        1.04        0.03
Dividends
     (from net investment income)                         0.00      (0.04)       0.00       (0.03)      (0.02)
Distributions (from capital gains)                        0.00       0.00        0.00        0.00        0.00
Return of Capital                                         0.00       0.00        0.00        0.00        0.00
     Total Distributions                                  0.00      (0.04)       0.00       (0.03)      (0.02)
Net Asset Value -
     End of Period                                       $7.71      $6.49       $5.37       $4.67       $3.66
Total Return                                             18.80%     21.61%      15.01%      28.29%       0.68%
Ratios/Supplemental Data
Net Assets -
     End of Period (Thousands)                           9,072      7,634       6,310       5,486       4,306
Ratio of Expenses to Average Net Assets
     (before reimbursements)                              2.43       1.99        2.80        2.04        1.06
Ratio of Expenses to Average Net Assets
     (after reimbursements)                               2.00       1.31        2.80        2.04        1.06
Ratio of Net Income to Average Net Assets
     (before reimbursements)                             (0.86)     (0.11)      (0.71)       0.59        0.47
Ratio of Net Income to Average Net Assets
     (after reimbursements)                              (0.43)      0.58       (0.71)       0.59        0.47
Portfolio Turnover Rate                                      0%         0%          0%          2%          6%


*Adjusted for a 2 for 1 stock split in 1998

    The Accompanying Notes are an Integral Part of the Financial Statements.

Morgan FunShares, Inc.

                                                   Notes to Financial Statements
                                                               December 31, 1998

1.Significant  Accounting  Policies  Morgan  FunShares,   Inc.,  (The  Fund),  a
  non-diversified, closed-end management investment company that seeks appreciation of capital, primarily through investments in equity securities of companies that derive 50% or more of their revenues from the sale of consumer durable products and entertainment. The Fund was incorporated under the laws of the State of Ohio, registered under The Investment Company Act of 1940, as amended for years ending after December 31, 1993. Significant accounting policies of the Fund are presented below:

  Securities Valuation:
  The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day or at fair value. Short-term investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

  Security Transaction Timing:

  Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

  Income Taxes:
  It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains.

  Estimates:

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.Investment Advisory Agreement
  The Fund has entered into an investment advisory agreement with Burton D. Morgan. The Investment Advisor receives from the Fund as compensation for his services to the Fund an annual fee of 1% of the average value of the Fund's net assets up to $150,000,000 and 0.75% of the average value of the Fund's net assets in excess of $150,000,000. The advisor will reimburse the fund for any management fees whish cause the total expenses to exceed 2% of average net assets. The Advisor war paid $49,903 during 1998 net of reimbursements.

3.Related Party Transactions
  Certain officers and/or directors of the Fund are officers and/or directors of the parent company of Maxus Information Systems, Inc, which provides administrative services to the Fund. Each director who is not an "affiliated person" receives an attendance fee of $100 per meeting.

Morgan FunShares, Inc.

                                                   Notes to Financial Statements
                                                               December 31, 1998

  Maxus Securities is a registered broker dealer. Certain officers and/or directors of the Fund are officers and/or directors of the broker dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. For this service Maxus Securities received commissions of $0 for the period ending December 31, 1998.

4.Capital Stock and Distribution At December 31, 1998, 2,500,000 shares of capital stock without par value were authorized, and paid-in capital amounted to $3,969,286. Transactions in common stock were as follows:


          Shares sold                                     0
          Shares issued by 2 for 1 stock split      587,995
          Shares retired
                                                          0
          Net Increase                              587,955
          Shares Outstanding:
              Beginning of Period                   587,995
              End of Period                       1,175,910

  Distributions to shareholders are recorded on the ex-dividend date. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.

5.Purchases and Sales of Securities During the period ended December 31, 1998, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $0 and $0 respectively.

6.Financial   Instruments   Disclosure   There  are  no   reportable   financial
  instruments which have any off-balance sheet risk as of December 31, 1998.

7.Ownership-Control
  Approximately 65% of the Fund's outstanding shares are owned by Burton D. Morgan and his family. Burton D. Morgan is a Director of the Fund and the Fund's investment advisor. Burton D. Morgan may be deemed to be a controlling person.

8.Security Transactions
  For Federal income tax purposes, the cost of investments owned at December 31, 1998 was the same as identified cost.

  At December 31, 1998, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

  Appreciation     (Depreciation)    Net Appreciation
                                      (Depreciation)
    5,502,940        (208,958)          5,293,982

9.Reclassification
  In accordance with AICPA Statement of Position 93-2, the components of the net assets of the Fund have been reclassified to the extent that the net investment loss of ($35,096) sustained during the fiscal year ended December 31, 1998, which represents a permanent difference for income tax purposes, has been reclassified as a decrease in the net capital paid in.

                          INDEPENDENT AUDITOR'S REPORT


To The Shareholders and
Board of Directors
Morgan FunShares, Inc.

We have audited the accompanying statement of assets and liabilities of Morgan FunShares, Inc., including the schedule of portfolio investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the periods then ended, and financial highlights for each of the four years in the period then ended and for the period from June 22, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan FunShares, Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the periods then ended, and the financial highlights for each of the four years in the periods then ended and for the period from June 22, 1994 (commencement of operations) to December 31, 1994, in conformity with generally accepted accounting principles.


/s/ McCurdy & Associates

McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
January 25, 1999